Ex.99.1
Katapult Announces First Quarter 2023 Financial Results

Company Reported a Year-over-Year Increase in Gross Originations of 17.3% and Positive Quarterly Adjusted EBITDA

PLANO, Texas, May 11, 2023 -- Katapult Holdings, Inc. (“Katapult” or the “Company”) (NASDAQ: KPLT), an e-commerce-focused financial technology company, today reported its financial results for the first quarter ended March 31, 2023.

“We are pleased with our results this quarter. Despite continued softness in consumer spending, our gross originations increased 17.3% year-over-year and we saw the first quarter of positive Adjusted EBITDA since the third quarter of 2021,” said Orlando Zayas, CEO of Katapult. “Our Q1 2023 results reflect continued strong demand for lease-to-own products that support underserved consumers who are unable to access traditional financing. We believe Katapult is well positioned to continue to drive revenue growth while executing a path to profitability.”

First Quarter 2023 Financial and Operational Highlights:

•Gross originations of $54.7 million, increased 17.3% from the first quarter of 2022
◦Approximately 47% of gross originations for the first quarter of 2023 came from repeat customers1
•Total revenue of $55.7 million, decreased 7.0% year-over-year, but reflects sequential improvement due to strong collection efforts and underwriting performance
•Net loss was $9.1 million for the first quarter of 2023 driven primarily by lower revenue and increased interest expense. Adjusted net loss2 was $7.2 million for the first quarter of 2023
•Adjusted EBITDA2 was $0.6 million for the first quarter of 2023 compared to an Adjusted EBITDA2 loss of $4.2 million in the prior year period
•During the quarter, Katapult repaid $25.0 million of its term loan and ended the quarter with total cash and cash equivalents of $44.9 million
•Achieved continued high customer satisfaction with a Net Promoter Score of 63 as of March 31, 2023
•Writeoffs as a percentage of revenue of 8.4% in the first quarter of 2023, reflecting a sequential improvement from 9.7% in the fourth quarter of 2022

Second Quarter 2023 Business Outlook

The Company continues to navigate macro uncertainty and expects further consumer spending headwinds to persist. However, lease-to-own solutions have historically benefited from periods of shrinking prime credit availability, creating a counter cyclical hedge against the challenging macro environment. As a result, for Q2 2023, the Company expects to see:

•A 15%-17% year-over-year increase in gross originations, building on the 17.3% year-over-year increase in Q1 2023. This outlook reflects the benefit of new merchants, expansion of the mobile app featuring Katapult Pay and marketing initiatives targeted to Katapult’s loyal customers.
•The lag between gross originations and revenue is expected to result in roughly flat year-over-year revenue performance for the second quarter, generating revenue growth in future quarters.
•Solid improvement in year-over-year Adjusted EBITDA reflecting improved revenue and low-double-digit fixed cash operating expense reduction.

1 Customers who have originated more than one lease with Katapult over their lifetime.
2 Please refer to the “Reconciliation of Non-GAAP Measures and Certain Other Data” section and the GAAP to non-GAAP reconciliation tables below for more information.

Ex.99.1
Conference Call and Webcast

The Company will host a conference call and webcast at 8:00 AM ET on Thursday, May 11, 2023, to discuss the Company’s financial results. Related presentation materials will be available before the call on the Company’s Investor Relations page at Calendar - Katapult Holdings.

The conference call will be broadcast live in listen-only mode on the Company’s Investor page http://ir.katapultholdings.com/.

An archive of the webcast will be available for one year on the website at
https://ir.katapultholdings.com/news-events/investor-calendar

About Katapult

Katapult is a technology driven lease-to-own platform that integrates with omni-channel retailers and e-commerce platforms to power the purchasing of everyday durable goods for underserved U.S. non-prime consumers. Through our point-of-sale (POS) integrations and innovative, mobile app featuring Katapult PayTM, consumers who may be unable to access traditional financing can shop a growing network of merchant partners. Our process is simple, fast, and transparent. We believe that seeing the good in people is good for business, humanizing the way underserved consumers get the things they need with payment solutions based on fairness and dignity.

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our second quarter 2023 business outlook and our ability to weather the macroeconomic headwinds, including that lease-to-own solutions function as a countercyclical hedge, and our ability to drive revenue growth and profitability. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of Katapult’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult. These forward-looking statements are subject to a number of risks and uncertainties, including execution of Katapult’s business strategy, launching new product offerings, new brands and expanding information and technology capabilities; Katapult’s market opportunity and its ability to acquire new customers and retain existing customers; the timing and impact of our growth initiatives on our future financial performance and the impact of our new executive hires and brand strategy; anticipated occurrence and timing of prime lending tightening and impact on our results of operations; adoption and success of our new mobile application featuring, Katapult Pay™, general economic conditions in the markets where Katapult operates, the cyclical nature of consumer spending, and seasonal sales and spending patterns of customers; failure to realize the anticipated benefits of the business combination with FinServ Acquisition Corp. (the “Merger”); risks relating to factors affecting consumer spending that are not under Katapult’s control, including, among others, levels of employment, disposable consumer income, inflation, prevailing interest rates, consumer debt and availability of credit, pandemics (such as COVID-19), consumer confidence in future economic conditions and political conditions, and consumer perceptions of personal well-being and security; risks relating to uncertainty of Katapult’s estimates of market opportunity and forecasts of market growth; risks

Ex.99.1
related to the concentration of a significant portion of our transaction volume with a single merchant partner, or type of merchant or industry; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic and its effect on Katapult’s business; unstable market and economic conditions, including as a result of the conflict involving Russia and Ukraine; reliability of Katapult’s platform and effectiveness of its risk model; protection of confidential, proprietary or sensitive information, including confidential information about consumers, and privacy or data breaches, including by cyber-attacks or similar disruptions; ability to attract and retain employees, executive officers or directors; meeting future liquidity requirements and complying with restrictive covenants related to long-term indebtedness; effectively respond to general economic and business conditions; obtain additional capital, including equity or debt financing; ability to service our indebtedness; anticipate rapid technological changes; comply with laws and regulations applicable to Katapult’s business, including laws and regulations related to rental purchase transactions; stay abreast of modified or new laws and regulations applying to Katapult’s business, including rental purchase transactions and privacy regulations; maintain relationships with merchant partners; respond to uncertainties associated with product and service developments and market acceptance; anticipate the impact of new U.S. federal income tax law; that Katapult has identified material weaknesses in its internal control over financial reporting which, if not remediated, could affect the reliability of its consolidated financial statements; successfully defend litigation; litigation, regulatory matters, complaints, adverse publicity and/or misconduct by employees, vendors and/or service providers; and other events or factors, including those resulting from civil unrest, war, foreign invasions (including the conflict involving Russia and Ukraine), terrorism, or public health crises, or responses to such events; and those factors discussed in greater detail in the section entitled “Risk Factors” in Katapult’s periodic reports filed with the Securities and Exchange Commission (“SEC”), including Katapult’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Katapult does not presently know or that Katapult currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements in this Press Release. All forward-looking statements contained herein are based on information available to Katapult as of the date hereof, and Katapult does not assume any obligation to update these statements as a result of new information or future events, except as required by law.

Key Performance Metrics

Katapult regularly reviews several metrics, including the following key metrics, to evaluate its business, measure its performance, identify trends affecting our business, formulate financial projections and make strategic decisions, which may also be useful to an investor: gross originations, total revenue, gross profit, adjusted gross profit and adjusted EBITDA.

Gross originations are defined as the retail price of the merchandise associated with lease-purchase agreements entered into during the period through the Katapult platform. Gross originations do not represent revenue earned. However, we believe this is a useful operating metric for both Katapult’s management and investors to use in assessing the volume of transactions that take place on Katapult’s platform.

Total revenue represents the summation of rental revenue and other revenue. Katapult measures this metric to assess the total view of paythrough performance of its customers. Management believes looking at these components is useful to an investor as it helps to understand the total payment performance of customers.

Gross profit represents total revenue less cost of revenue, and is a measure presented in accordance with generally accepted accounting principles in the United States ("GAAP"). See the “Non-GAAP

Ex.99.1
Financial Measures” section below for a description and presentation of adjusted gross profit and adjusted EBITDA, which are non-GAAP measures utilized by management.

Non-GAAP Financial Measures

To supplement the financial measures presented in this press release and related conference call or webcast in accordance with GAAP, the Company also presents the following non-GAAP and other measures of financial performance: adjusted gross profit, adjusted EBITDA, and adjusted net loss. The Company urges investors to consider non-GAAP measures only in conjunction with its GAAP financials and to review the reconciliation of the Company’s non-GAAP financial measures to its comparable GAAP financial measures, which are included in this press release.

Adjusted gross profit represents gross profit less variable operating expenses, which are servicing costs, and underwriting fees. Management believes that adjusted gross profit provides a meaningful understanding of one aspect of its performance specifically attributable to total revenue and the variable costs associated with total revenue.

Adjusted EBITDA is a non-GAAP measure that is defined as net loss before interest expense and other fees, interest income, change in fair value of warrant liability, loss on partial extinguishment of debt, provision for income taxes, depreciation and amortization on property and equipment and capitalized software, impairment of leased assets and stock-based compensation expense.

Adjusted net loss is a non-GAAP measure that is defined as net loss before change in fair value of warrant liability and stock-based compensation expense.

Adjusted gross profit, adjusted EBITDA and adjusted net loss are useful to an investor in evaluating the Company’s performance because these measures:

•Are widely used to measure a company’s operating performance;
•Are financial measurements that are used by rating agencies, lenders and other parties to evaluate the Company’s credit worthiness; and
•Are used by the Company’s management for various purposes, including as measures of performance and as a basis for strategic planning and forecasting.

Management believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are not part of our core operations, highly variable or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. Management believes that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance. However, these non-GAAP measures exclude items that are significant in understanding and assessing Katapult’s financial results. Therefore, these measures should not be considered in isolation or as alternatives to revenue, net loss, gross profit, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Katapult’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

Contact

ir@katapult.com

Ex.99.1

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED)
(amounts in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue
Rental revenue	$54,724	$58,903
Other revenue	952	974
Total revenue	55,676	59,877
Cost of revenue	42,173	48,113
Gross profit	13,503	11,764
Operating expenses:
Servicing costs	990	1,207
Underwriting fees	468	488
Professional and consulting fees	2,655	3,288
Technology and data analytics	1,665	2,410
Compensation costs	7,057	5,377
General and administrative	2,934	3,805
Total operating expenses	15,769	16,575
Loss from operations	(2,266)	(4,811)
Loss on partial extinguishment of debt	(2,391)	—
Interest expense and other fees	(5,189)	(4,282)
Interest income	620	—
Change in fair value of warrant liability	132	3,089
Loss before provision for income taxes	(9,094)	(6,004)
Provision for income taxes	20	35
Net loss	$(9,114)	$(6,039)
Net loss per share:
Basic	$(0.09)	$(0.06)
Diluted	$(0.09)	$(0.06)
Weighted average shares used in computing net loss per share:
Basic	99,328,542	97,873,452
Diluted	99,328,542	97,873,452

Ex.99.1

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)

	March 31,	December 31,
	2023	2022
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$40,552	$65,430
Restricted cash	4,397	4,411
Property held for lease, net of accumulated depreciation and impairment	52,801	50,278
Prepaid expenses and other current assets	5,737	8,515
Total current assets	103,487	128,634
Property and equipment, net	514	557
Security deposits	91	91
Capitalized software and intangible assets, net	1,994	1,847
Right-of-use assets	674	772
Total assets	$106,760	$131,901
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,516	$1,264
Accrued liabilities	14,040	14,532
Term loan	—	25,000
Unearned revenue	2,002	1,552
Lease liabilities	343	382
Total current liabilities	17,901	42,730
Revolving line of credit	60,905	57,639
Term loan, non-current	22,811	23,057
Other liabilities	770	902
Lease liabilities, non-current	372	445
Total liabilities	102,759	124,773
STOCKHOLDERS' EQUITY
Common stock, $.0001 par value-- 250,000,000 shares authorized; 99,561,148 and 98,585,563 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	10	10
Additional paid-in capital	89,781	83,794
Accumulated deficit	(85,790)	(76,676)
Total stockholders' equity	4,001	7,128
Total liabilities and stockholders' equity	$106,760	$131,901

Ex.99.1

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(amounts in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(9,114)	$(6,039)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	29,012	32,740
Net book value of property buyouts	6,452	10,020
Impairment expense	5,223	3,224
Change in fair value of warrant liability	(132)	(3,089)
Stock-based compensation	2,090	1,089
Loss on partial extinguishment of debt	2,391	—
Amortization of debt discount	1,093	1,018
Amortization of debt issuance costs	81	91
Accrued PIK interest	530	388
Amortization of right-of-use assets	98	89
Change in operating assets and liabilities:
Property held for lease	(43,013)	(36,398)
Prepaid expenses and other current assets	2,778	1,849
Accounts payable	252	401
Accrued liabilities	(985)	(1,444)
Lease liabilities	(112)	(99)
Unearned revenues	450	(99)
Net cash (used in) provided by operating activities	(2,906)	3,741
Cash flows from investing activities:
Purchases of property and equipment	(4)	(139)
Additions to capitalized software	(297)	(472)
Net cash used in investing activities	(301)	(611)
Cash flows from financing activities:
Proceeds from revolving line of credit	4,350	—
Principal repayments on revolving line of credit	(872)	(13,224)
Principal repayment on term loan	(25,000)	—
Repurchases of restricted stock	(163)	(195)
Proceeds from exercise of stock options	—	60
Net cash used in financing activities	(21,685)	(13,359)
Net decrease in cash, cash equivalents and restricted cash	(24,892)	(10,229)
Cash, cash equivalents and restricted cash at beginning of period	69,841	96,431
Cash, cash equivalents and restricted cash at end of period	$44,949	$86,202

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,459	$2,588
Cash paid for income taxes	$2	$—
Debt issuance costs included in accrued liabilities	$493	$—
Issuance of warrants to purchase common stock in connection with debt refinancing	$4,060	$—
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$1,139
Cash paid for operating leases	$129	$126

Ex.99.1

KATAPULT HOLDINGS, INC.
RECONCILIATION OF NON-GAAP MEASURES AND CERTAIN OTHER DATA (UNAUDITED)
(amounts in thousands)

(in thousands)	Three Months Ended March 31,
	2023	2022
Total revenue	$55,676	$59,877
Cost of revenue	42,173	48,113
Gross profit	13,503	11,764
Less:
Servicing costs	990	1,207
Underwriting fees	468	488
Adjusted gross profit	$12,045	$10,069

(in thousands)	Three Months Ended March 31,
	2023	2022
Net loss	$(9,114)	$(6,039)
Add back:
Interest expense and other fees	5,189	4,282
Interest income	(620)	—
Change in fair value of warrant liability	(132)	(3,089)
Loss on partial extinguishment of debt	2,391	—
Provision for income taxes	20	35
Depreciation and amortization on property and equipment and capitalized software	197	122
Impairment of leased assets	552	(551)
Stock-based compensation expense	2,090	1,089
Adjusted EBITDA	$573	$(4,151)

(in thousands)	Three Months Ended March 31,
	2023	2022
Net loss	$(9,114)	$(6,039)
Add back:
Change in fair value of warrant liability	(132)	(3,089)
Stock-based compensation expense	2,090	1,089
Adjusted net loss	$(7,156)	$(8,039)

Ex.99.1
CERTAIN KEY PERFORMANCE METRICS

(in thousands)	Three Months Ended March 31,
	2023	2022
Total revenue	$55,676	$59,877
KATAPULT HOLDINGS, INC.
GROSS ORIGINATIONS BY QUARTER

	Gross Originations by Quarter
($ millions)	Q1	Q2	Q3	Q4
FY 2023	$54.7	$—	$—	$—
FY 2022	$46.7	$46.4	$44.1	$59.8
FY 2021	$63.8	$64.4	$61.0	$58.9
FY 2020	$37.2	$77.6	$60.5	$61.1